EXHIBIT 99.2

                                                             EXECUTION COPY

                                 AMENDMENT
     This AMENDMENT (this "Amendment") is dated as of May 27, 2004 and is entered into by and between DAN RIVER INC., a Georgia corporation, as debtor and debtor in possession (the "Borrower") and DEUTSCHE BANK TRUST COMPANY AMERICAS, in its capacity as the Agent for the Lenders under the Credit Agreement referred to below (in such capacity, the "Agent").

                                 RECITALS:

     WHEREAS, pursuant to that certain Post-Petition Credit Agreement, dated as of April 1, 2004, by and among (among others) the Borrower, the Agent and the lenders from time to time party thereto (collectively, the "Lenders") (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), the Lenders have agreed to make certain Loans and issue certain Letters of Credit to and for the benefit of the Borrower;

     WHEREAS, the Borrower has requested that the Majority Lenders agree to amend the Credit Agreement as more particularly described below;

     WHEREAS, the Agent, upon the written consent of the Majority Lenders, is willing to so amend the Credit Agreement on the terms and subject to the conditions set forth in this Amendment; and

     WHEREAS, unless otherwise defined herein, capitalized terms used in this Amendment shall have the same definitions as are contained in the Credit Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and incorporating the foregoing recitals herein, the parties hereto agree as follows.


                                ARTICLE I.
                                 AMENDMENT

     Subject to the terms and conditions set forth in this Amendment (including, without limitation, Article III) and in reliance upon the representations and warranties of the Borrower set forth herein, the Credit Agreement is hereby amended as follows:

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     1.1  Additional Defined Terms.  Section 1.1 of the Credit Agreement is
hereby amended by inserting the following defined terms in appropriate alphabetical order:

          (a) ""May 2004 Amendment" shall mean the amendment dated as of May 27, 2004 by and among the Borrower and the Agent (at the direction of the Majority Lenders)."

          (b) ""May 20 Budget" shall mean the budget delivered on May 20, 2004 for the period ending July 17, 2004, which budget is attached as Annex I to the May 2004 Amendment."

     1.2 Minimum Operating EBITDA. Section 8.1(a) of the Credit Agreement is hereby amended by deleting the table therein and replacing it with the table below:

          Fiscal Period                   Minimum Operating EBITDA
          The two month fiscal period         (in Dollars)
          ending June 5, 2004             1,459,000
          The three month fiscal period
          ending July 3, 2004             2,885,000
          The four month fiscal period
          ending August 7, 2004           4,499,000
          The five month fiscal period
          ending September 4, 2004        5,878,000
          The six month fiscal period
          ending October 2, 2004          8,594,000
          The seven month fiscal period
          ending November 6, 2004         11,254,000
          The eight month fiscal period
          ending December 4, 2004         13,284,000
          The nine month fiscal period
          ending January 1, 2005          14,883,000
          The ten month fiscal period
          ending January 29, 2005         17,379,000
          The eleven month fiscal
          period ending March 5, 2005     19,603,000
          The twelve month fiscal
          period ending April 2, 2005     21,106,000

     1.3 Budget. (a) Clause (i) of Section 8.23(b) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following new clause (i):

     "(i) collect aggregate cash receipts during any week in an amount less than (A) 80% of the aggregate amount of cash receipts set forth in the May 20 Budget for any such week ending on or after May 22, 2004 up to and excluding the week ending July 17, 2004 and (B) 80% of the aggregate amount of cash receipts set forth in the Budget for any week ending on or after July 17, 2004".

          (b) Section 8.23(b)(ii) of the Credit Agreement is hereby amended by inserting the following language after the words "for such week" in the third sentence thereof:

     "provided, however, that for the week ending June 19, 2004, the Borrower and its Subsidiaries may make operating disbursements in excess of 110% of the aggregate amount of operating disbursements set forth in the Budget for such week so long as such excess does not exceed $1,250,000 in actual Dollars".

          (c) Section 8.23(c) of the Credit Agreement is hereby amended by deleting the paragraph in its entirety and replacing it with the following new paragraph:

     "(c) At any time during the term of this Agreement, the Borrower and its Subsidiaries shall not (i) collect aggregate cash receipts in an amount less than (A) 90% of the aggregate amount of cash receipts set forth in the May 20 Budget for any period on or after the week ending May 22, 2004 up to and including the period ending on July 17, 2004 and (B) 90% of the aggregate amount of cash receipts set forth in the Budget for any period after the week ending July 17, 2004 (provided that this Section 8.23(c)(i) will not apply unless net operating cash flow is more than: (t) $2,000,000 less than the net operating cash flow set forth in the Budget for any period other than the periods specified in clauses (u), (v), (w), (x), (y) and (z) below, (u) $2,500,000 less than the net operating cash flow set forth in the Budget for the period ending June 12, 2004, (v) $5,000,000 less than the net operating cash flow set forth in the Budget for the period ending June 19, 2004, (w) $5,500,000 less than the net operating cash flow set forth in the Budget for the period ending June 26, 2004, (x) $6,500,000 less than the net operating cash flow set forth in the Budget for the period ending July 3, 2004, (y) $5,500,000 less than the net


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operating cash flow set forth in the Budget for the period ending July 10,
2004 or (z) $5,500,000 less than the net operating cash flow set forth in the Budget for the period ending July 17, 2004) or (ii) make operating disbursements in an aggregate amount which is in excess of (A) 110% of the aggregate amount of operating disbursements set forth in the Budget for such period ending May 1, 2004 and (B) 105% of the aggregate amount of operating disbursements set forth in the Budget for such period on or after May 2, 2004.".

          (d) Section 8.23(d) of the Credit Agreement is hereby amended by inserting the following language after the words "such 16-week period" in the last sentence thereof:

     "(other than with respect to the periods ending (i) June 19, 2004, June 26, 2004, July 10, 2004 and July 17, 2004, as to which periods the Borrower and its Subsidiaries shall not permit net operating cash flow for any such period to be more than $6,000,000 less than the net operating cash flow set forth in the Budget for such period and (ii) July 3, 2004, as to which period the Borrower and its Subsidiaries shall not permit net operating cash flow for such period to be more than $7,500,000 less than the net operating cash flow set forth in the Budget for such period)".

     1.4 Employees. Section 8.25 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

     "Notwithstanding the previous sentence, so long as no Default or Event of Default shall have occurred and be continuing, the Borrower shall be permitted to pay retention bonuses to any "Tier 3", "Tier 4" and "Tier 5" employees that are approved in an order signed by the Bankruptcy Court, which order shall be in form and substance reasonably satisfactory to the Agent, which payments shall be made in instalment payments in an amount not to exceed (i) $584,670, in the aggregate for all such employees, such payment to be made on or after July 1, 2004 for the first such instalment,
(ii) $584,670, in the aggregate for all such employees, such payment to be made on or after the earlier of October 1, 2004 and the date on which the Plan of Reorganization has been filed with the Bankruptcy Court for the second such instalment and (iii) $1,169,340, in the aggregate for all such employees, such payment to be made on or after the date on which the Plan of Reorganization shall have become final and effective for the final such instalment.".

                                ARTICLE II.
                      REPRESENTATIONS AND WARRANTIES

     The Borrower hereby represents and warrants to the Agent and the other Lenders as of the date hereof as follows:

     2.1 Corporate Power. The Borrower has the requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Documents (as amended hereby). The execution, delivery and performance by the Borrower of this Amendment, and the performance by the Borrower and by each other Credit Party of each Credit Document (as amended hereby) to which it is a party have been duly approved by all necessary corporate action of such Credit Party and no other corporate proceedings on the part of such Credit Party are necessary to consummate such transactions.

     2.2 Authorization and Enforceability. This Amendment has been duly executed and delivered by the Borrower. Each of this Amendment and each Credit Document (as amended hereby) is the legal, valid and binding obligation of each Credit Party party hereto and thereto, enforceable against such Credit Party in accordance with its terms, and is in full force and effect.

     2.3 Defaults. After giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default or Event of Default.

     2.4 Schedules and other Information. All information contained in any schedule attached to this Amendment or subsequently delivered pursuant to this Amendment is or will be complete and accurate as of the date hereof or thereof.

                               ARTICLE III.
                        CONDITIONS TO EFFECTIVENESS

     This Agreement shall not be effective until each of the following conditions precedent shall have been satisfied.

     3.1 Majority Lender Consent. The Majority Lenders shall have consented in writing to the execution and delivery of this Amendment by the Agent (or the Agent shall have received evidence satisfactory to it that such written consent has been provided).

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     3.2  Execution.  The Agent, on behalf of the Lenders, shall have executed this Amendment and shall have received counterparts of this Amendment executed by the Borrower. The Agent shall have received acknowledgments in form and substance satisfactory to it executed by each Guarantor with respect to this Amendment.

     3.3 Representations and Warranties. Each of the representations and warranties in Article II above shall be true and correct as of the date of the effectiveness of this Amendment.

     3.4 Payment of Fees and Expenses. The Borrower shall have paid all of the accrued fees and expenses of the Agent and the Lenders (including, without limitation, the fees and disbursements of counsel for the Agent) for which invoices shall have been submitted.

                                ARTICLE IV.
                              MISCELLANEOUS.

     4.1 Reference to and Effect on Credit Documents. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of similar import referring to the Credit Agreement, and each reference in each of the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of similar import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.
Except as otherwise expressly set forth herein, the Credit Agreement and each other Credit Document shall continue to be, and shall remain, unaltered and in full force and effect in accordance with their terms and are hereby confirmed and ratified. To the extent that any existing provision of the Credit Agreement or any other Credit Document is inconsistent with the specific provisions of this Amendment, the provisions of this Amendment shall control.

     4.2 No Novation. This Amendment shall not be deemed or construed to be a satisfaction, restatement, novation or release of the Credit Agreement or of any of the other Credit Documents or a waiver by the Agent or any Lender of any of the defenses, rights or remedies of the Agent and the Lenders under the Credit Agreement or any of the other Credit Documents or at law or in equity or otherwise.
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     4.3  Reaffirmation.  The Borrower hereby reaffirms each and every covenant, condition, obligation and provision set forth in the Credit
Documents.

     4.4 Additional Action. The parties agree to take such further action to execute and deliver to each other such additional agreements, instruments and documents as may reasonably be required to carry out the purposes and intent of this Amendment.

     4.5 Headings. Section and Article headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     4.6 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     4.7 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

     4.8 Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

     4.9 Construction. The Borrower acknowledges that it has been represented by its own legal counsel in connection with the negotiation, execution and delivery of this Amendment, that it has exercised independent judgment with respect to this Amendment, and that it has not relied on the Agent or any Lender or on the Agent's or any Lender's counsel for any advice with respect to this Amendment.

                         [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date first set forth above.

                              BORROWER:

                              DAN RIVER INC., a Georgia corporation,
                              as debtor and debtor in possession

                              By:  _______________________________
                                 Name:
                                 Title:


                              AGENT:

                              DEUTSCHE BANK TRUST COMPANY AMERICAS, in its capacity as Agent for and on behalf of the Lenders

                              By:  _______________________________
                                 Name:
                                 Title:

ACKNOWLEDGED BY:

GUARANTORS:

DAN RIVER INTERNATIONAL LTD., a Virginia corporation, as debtor and debtor in possession

By:  _______________________________
Name:
Title:


DAN RIVER FACTORY STORES, INC., a
Georgia corporation, as debtor and debtor in possession

By:  _______________________________
Name:
Title:

                        [signature page continues]

THE BIBB COMPANY LLC, a Delaware limited liability company, as debtor and debtor in possession

By:  _______________________________
Name:
Title: